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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  -------------

        Date of Report (Date of earliest event reported): March 30, 2004

                           International Paper Company
             (Exact name of registrant as specified in its charter)


          New York                        1-3157                 13-0872805
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

          400 Atlantic Street
         Stamford, Connecticut                                      06921
(Address of principal executive offices)                         (Zip Code)


                                 (203) 541-8000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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         Item 5.  Other Events and Required FD Disclosure

         On March 30, 2004, International Paper Company, a New York corporation (the "Registrant"), entered into a 5-Year Credit Agreement, dated as of March 30, 2004, between the Registrant, the lenders party thereto, Bank of America, N.A., as Syndication Agent, BNP Paribas, Citibank, N.A. and Deutche Bank Securities Inc., as Co-Documentation Agents, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Joint Bookrunners, and JPMorgan Chase Bank, as Administrative Agent (the "5-Year Credit Agreement"), with an aggregate principal amount of $1.25 billion. A copy of the 5-Year Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

         In connection with entering into the 5-Year Credit Agreement, the aggregate commitments under the 3-Year Credit Agreement, dated as of March 6, 2003, between the Registrant, the lenders party thereto, Citibank, N.A., as Syndication Agent, Bank of America, N.A., BNP Paribas and Deutsche Bank Securities Inc., as Documentation Agents, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Lead Arrangers and Joint Bookrunners, and JPMorgan Chase Bank, as Administrative Agent, were reduced from $1.5 billion to $750 million.

         Item 7.  Financial Statements, Financial Information and Exhibits

               (c)  Exhibits

               10.1 5-Year Credit Agreement, dated as of March 30, 2004, between International Paper Company, the lenders party thereto, Bank of America, N.A., as Syndication Agent, BNP Paribas, Citibank, N.A. and Deutche Bank Securities Inc., as Co-Documentation Agents, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Joint Bookrunners, and JPMorgan Chase Bank, as Administrative Agent.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           International Paper Company




                                     By: /s/ Andrea L. Dulberg
                                         ---------------------------------------
                                         Name: Andrea L. Dulberg
                                         Title: Assistant Secretary


Date:   April 2, 2004




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                                  EXHIBIT INDEX


   Exhibit
    Number       Exhibit Name
   -------       ------------
     10.1        5-Year Credit Agreement, dated as of March 30, 2004, between
                 International Paper Company, the lenders party thereto, Bank of America, N.A., as Syndication Agent, BNP Paribas, Citibank,
                 N.A. and Deutche Bank Securities Inc., as Co-Documentation
                 Agents, J.P. Morgan Securities Inc. and Banc of America
                 Securities LLC, as Lead Arrangers and Joint Bookrunners, and
                 JPMorgan Chase Bank, as Administrative Agent.